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                                                               EXHIBIT 10(lxxxi)

                                 AMENDMENT NO. 4
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                              UNFUNDED BENEFIT PLAN
              (AS AMENDED AND RESTATED EFFECTIVE SEPTEMBER 1, 2000)

         NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 4 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective September 1, 2000) (the "Plan") effective as of October 1, 2001. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    Section 1

         Section 7.1(f)(iii) of the Plan is hereby amended in its entirety to read as follows:

         "(iii) Participants who have who ceased to be Employees of the Controlled Group and who have not received a distribution of all of their Sub-Accounts hereunder, may also elect in writing to receive a withdrawal from one or more of the following Sub-Accounts (in addition to withdrawing amounts from the Sub-Accounts specified in Subsection (f)(ii) above):

         (A)      the Basic Excess Deferral Sub-Account;

         (B)      the Basic Excess 401(k) Sub-Account;

         (C)      the Basic Excess Matching Sub-Account; and

         (D)      the Excess Profit Sharing Sub-Account."



                           EXECUTED this 1st day of November, 2001.



                                            NACCO MATERIALS HANDLING GROUP, INC.



                                            By: /s/ James M. Phillips
                                               ---------------------------------
                                            Title: Vice President - Human
                                                   Resources